SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



              Date of Report (Date of earliest event reported):
                                March 11, 1997


                            Darden Restaurants, Inc.
             (Exact name of registrant as specified in its charter)


           Florida                   1-13666                 59-3305930
(State or other jurisdiction       (Commission              (IRS employer
      of incorporation)           file number)           identification No.)



               5900 Lake Ellenor Drive, Orlando, Florida 32809
                   (Address of principal executive offices)



             Registrant's telephone number, including area code:
                                (407) 245-4000



                                 Not Applicable
(Former name or former address, if changed since last report)






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Item 1.     Changes in Control of Registrant.

            Not applicable.

Item 2.     Acquisition or Disposition of Assets.

            Not applicable.

Item 3.     Bankruptcy or Receivership.

            Not applicable.

Item 4.     Changes in Registrant's Certifying Accountant.

            Not applicable.

Item 5.     Other Events.

            On March 11, 1997, the Registrant issued a news release (a) reporting certain financial results for the third quarter of fiscal year 1997, (b) announcing a $230 million fourth-quarter pretax charge, and (c) announcing its semi-annual dividend.

Item 6.     Resignations of Registrant's Directors.

            Not applicable.

Item 7.     Financial Statements and Exhibits.

            (a)   Financial statements of businesses acquired.

                  Not applicable.

            (b)   Pro forma financial information.

                  Not applicable.

            (c)   Exhibits.

                  The  following  is  filed   herewith.   The  exhibit   numbers
                  correspond with Item 601(b) of Regulation S-K.

                  Exhibit No.       Description
                       99.1         Press   Release   dated  March  11,  1997,
                                    entitled  "Darden  Reports   Third-Quarter
                                    Results, Announces Fourth-Quarter Charge."


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  March 11, 1997                    DARDEN RESTAURANTS, INC.



                                          By:   /s/ C. L. Whitehill
                                                C. L. Whitehill
                                                Senior Vice President,
                                                General Counsel and Secretary



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                                INDEX TO EXHIBITS




Exhibit Number                                                         Page

    99.1      Press  Release dated March 11, 1997,  entitled  "Darden         5
              Reports      Third-Quarter      Results,      Announces
              Fourth-Quarter Charge."